                                                                    Exhibit 99.2

                   TABLE OF CONTENTS

                   The following information should be read in conjunction with the financial information of the Company, which has been filed with the Securities and Exchange Commission.

                   All amounts included herein are unaudited. Certain total amounts herein cannot be recalculated due to rounding.

                   Wall Street Analyst Coverage Data                                             2

                   Corporate Offices, Principal Subsidiaries and Ratings                         3

                   Summary Financial Information                                                 4-5

                   Consolidated Results
Exhibit 1          Consolidated Income Statement Data                                            6

                   Protection Products Segment
Exhibit 2          Protection Products Segment Description                                       7
Exhibit 3          Protection Income Statement Data                                              8
Exhibit 4A         Group Pension Data                                                            9
Exhibit 4B         Closed Block Data                                                             10
Exhibit 4C         Fixed Maturities by Credit Quality - Closed Block                             11
Exhibit 5          Premiums and Inforce                                                          12
Exhibit 6          Statutory Direct Premiums                                                     13

                   Accumulation Products Segment
Exhibit 7          Accumulation Products Segment Description                                     14
Exhibit 8          Accumulation Income Statement Data                                            15
Exhibit 9          Accumulation Assets Under Management                                          16

                   Retail Brokerage and Investment Banking
Exhibit 10         Retail Brokerage and Investment Banking Segment Description                   17
Exhibit 11         Retail Brokerage and Investment Banking Income Statement Data                 18
Exhibit 12         Income Statement Detail and Advest Data                                       19

                   Other Product /Reconciling Segment
Exhibit 13         Other/Reconciling Products Segment Description                                20
Exhibit 14         Other/Reconciling Income Statement Data                                       21

                   Investments
Exhibit 15         Investments                                                                   22
Exhibit 16         Invested Assets                                                               23
Exhibit 17         Investment Results                                                            24
Exhibit 18A        Fixed Maturities by Credit Quality                                            25
Exhibit 18B        Fixed Maturities by Industry                                                  26
Exhibit 18C        Venture Capital Partnership Investments                                       27
Exhibit 19         Mortgages at Carrying Value                                                   28
Exhibit 20A        Equity Real Estate                                                            29
Exhibit 20B        Mortgages and Real Estate                                                     30

                   Historical
Exhibit 21         Quarterly Earnings                                                            31

                   Expenses
Exhibit 22         Statutory Expense Ratios                                                      32

WALL STREET ANALYST COVERAGE DATA

Brokerage                                            Analyst                            Telephone
Credit Suisse First Boston              ............ Caitlin Long          ............ (212) 325-2165
Deutsche Bank Securities Inc.           ............ Vanessa Wilson        ............ (212) 469-7351
Dowling & Partners Securities, LLC      ............ Paul Goulekas         ............ (860) 676-8600
Dresdner Kleinwort Wasserstein          ............ Thomas Gallagher      ............ (212) 903-2191
Fox-Pitt, Kelton, Inc.                  ............ Ronald McIntosh       ............ (212) 687-1105
Goldman Sachs                           ............ Joan Zief             ............ (212) 902-6778
Keefe, Bruyette & Woods, Inc.           ............ Jeffrey Schuman       ............ (860) 722-5902
Langen McAlenney                        ............ Robert Glasspiegel    ............ (860) 724-1203
Lehman Brothers Inc.                    ............ E. Stewart Johnson    ............ (212) 526-8190
Philo Smith & Co., Inc.                 ............ James Inglis          ............ (203) 348-7365
Putnam Lovell NOF                       ............ Al Capra              ............ (212) 546-7640
SalomonSmithBarney                      ............ Colin Devine          ............ (212) 816-1682
Sandler O'Neil & Partners, L.P.         ............ Nick Pirsos           ............ (212) 847-6043

Investor Information Line
Contact: Jay Davis
Tel (212) 708-2917
E-mail  jdavis@mony.com

Visit our internet site at www.mony.com

CORPORATE OFFICES, PRINCIPAL SUBSIDIARIES

MONY Life Insurance Company                  Trusted Securites Advisors Corp.
1740 Broadway                                7760 France Avenue South, Suite 420
New York, NY 10019                           Minneapolis, MN 55435

MONY Life Insurance Company of America       The Advest Group, Inc.
1740 Broadway                                90 State House Square
New York, NY 10019                           Hartford, CT 06103

U.S. Financial Life Insurance Company        Matrix Capital Markets Group Inc.
10290 Alliance Road                          11 South 12th Street
Cincinnati, OH 45242                         Suite 325
                                             Richmond, VA 23219
Enterprise Capital Management, Inc.
3343 Peachtree Road, NE, Suite 450           Lebenthal & Co., Inc.
Atlanta, GA 30326                            120 Broadway
                                             New York, NY 10271
MONY Securities Corporation
1740 Broadway
New York, NY 10019


CORPORATE RATINGS

    CLAIMS PAYING ABILITY/                     SENIOR DEBT
FINANCIAL STRENGTH RATINGS (1)                 RATINGS (2)

           Standard                             Standard
           & Poors                               & Poors
             AA-                                   A-

             A.M. (3)                             A.M.
             Best                                 Best
              A                                    a-

           Moody's                               Moody's
              A2                                  Baa2

            Fitch                                 Fitch
             AA-                                   BBB+

(1) MONY Life Insurance Company and MONY Life Insurance Company of America
(2) The MONY Group
(3) MONY Life Insurance Company, MONY Life Insurance Company of America, and U.S. Financial Life Insurance Company

(Unaudited)

       SUMMARY FINANCIAL INFORMATION

------------------------------------------------------------------------------------------------------------------------------------
                                                                          Three-Months Ended                   Six-Months Ended
                                                                                June 30,                            June 30,
                                                                        2002               2001              2002             2001
                                                                        ----               ----              ----             ----
                                                                                ($ millions, except per share amounts)
------------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED INCOME STATEMENT DATA:
Net (Loss)/Income                                                  $     (11.0)     $      22.3       $       3.3       $      35.6

  Net realized losses/(gains) on investments (after-tax)                  15.5             (0.6)             16.3              (2.2)
                                                                   -----------      -----------       -----------       -----------

Operating income:                                                          4.5             21.7              19.6              33.4

Litigation related charges                                                 4.5                -               4.5                 -
Venture capital loss/(income)                                              3.0             (4.1)             (0.2)             (1.0)

                                                                   -----------      -----------       -----------       -----------
 Operating income, excluding venture capital and litigation
   related charges                                                 $      12.0      $      17.6       $      23.9       $      32.4
                                                                   ===========      ===========       ===========       ===========

PER SHARE CALCULATIONS:

NET (LOSS)/INCOME PER SHARE:
Basic                                                              $     (0.23)     $      0.45       $      0.07       $      0.73
Diluted                                                            $     (0.23)     $      0.44       $      0.07       $      0.70

OPERATING INCOME PER SHARE:
Basic                                                              $      0.09      $      0.44       $      0.41       $      0.68
Diluted                                                            $      0.09      $      0.43       $      0.40       $      0.66

OPERATING INCOME, EXCLUDING VENTURE CAPITAL INCOME AND
  LITIGATION RELATED CHARGES:
Basic                                                              $      0.25      $      0.36       $      0.50       $      0.66
Diluted                                                            $      0.25      $      0.35       $      0.48       $      0.64

Share Data
  Weighted-average shares outstanding used in
                     basic per share calculations                   47,994,628       49,363,512        48,003,420        49,044,496
  Plus: Incremental shares from assumed conversion of
                     dilutive securities (1)                                 -        1,549,587         1,667,333         1,580,133
                                                                   -----------      -----------       -----------       -----------
  Weighted-average shares used in diluted
                     per share calculations                         47,994,628       50,913,099        49,670,753        50,624,629
                                                                   ===========      ===========       ===========       ===========

OTHER DATA:
Employee count                                                           3,527            3,845
Career agent count (Domestic and International)                          1,659            2,311
US Financial Life Brokerage General Agencies                               222              238
Trusted Advisors Registered Representatives                                494              452
Active Enterprise Selling Agreements                                       424              428
Advest Financial Advisors                                                  522              472

(1) 1,597,371 incremental shares from assumed conversion of dilutive securities were not included in the computation of per share amounts for the three-months ended June 30, 2002, because to do so would be antidilutive.

(Unaudited)

--------------------------------------------------------------------------------------------------------------------
                                                                                 June 30,               December 31,
                                                                                   2002                     2001
                                                                                   ----                     ----
                                                                                           ($ millions)
--------------------------------------------------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEET DATA
Invested assets (including cash and cash equivalents)                           $ 12,315.2                $ 11,826.5
Assets transferred in Group Pension Transaction                                    4,581.4                   4,650.4
Separate accounts assets                                                           4,672.4                   5,195.2
Other assets                                                                       2,930.9                   3,980.2
                                                                                ----------                ----------
   Total Assets                                                                 $ 24,499.9                $ 25,652.3

Policyholders' liabilities                                                      $ 10,612.7                $ 10,488.2
Liabilities transferred in Group Pension Transaction                               4,502.8                   4,586.5
Separate account liabilities                                                       4,669.5                   5,192.3
Short term debt                                                                        7.0                     320.0
Long term debt                                                                       871.6                     578.8
Other liabilities                                                                  1,741.1                   2,434.3
                                                                                ----------                ----------
   Total Liabilities                                                              22,404.7                  23,600.1
Equity                                                                             2,011.2                   2,014.1
Accumulated comprehensive income (ACI)                                                84.0                      38.1
                                                                                ----------                ----------
   Total Shareholders' Equity                                                      2,095.2                   2,052.2
                                                                                ----------                ----------
   Total Liabilities and Shareholders' Equity                                   $ 24,499.9                $ 25,652.3
                                                                                ==========                ==========

SHARE DATA:
Diluted book value per share                                                         42.64                     41.55
Diluted book value per share (excluding accumulated comprehensive income)            40.93                     40.78

CAPITALIZATION:
Long-term debt                                                                  $    871.6                $    578.8
Shareholders' Equity (Excluding ACI)                                               2,011.2                   2,014.1
                                                                                ----------                ----------
Total capitalization                                                            $  2,882.8                $  2,592.9
                                                                                ==========                ==========

Debt as Percent of Total Capitalization                                               30.0%                     22.3%
                                                                                ==========                ==========

STATUTORY DATA:
Capital and Surplus                                                             $    845.5                $    917.4
Asset Valuation Reserve (AVR)                                                        193.8                     201.0
                                                                                ----------                ----------
Total Capital and Surplus plus AVR                                              $  1,039.3                $  1,118.4
                                                                                ==========                ==========

Exhibit 1
(Unaudited)

CONSOLIDATED INCOME STATEMENT DATA (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                                          Three-Months Ended              Six-Months Ended
                                                                               June 30,                       June 30,
                                                                       2002              2001            2002         2001
                                                                       ----              ----            ----         ----
                                                                          ($ millions)                      ($ millions)
-----------------------------------------------------------------------------------------------------------------------------
REVENUES:
Premiums                                                              $   169.9       $    173.4       $   334.3    $   338.5
Universal life and investment-type product policy fees                     52.5             52.3           101.5        102.0
Net investment income                                                     181.9            189.5           371.6        373.2
Net realized (losses)/gains on investments                                (25.5)             3.0           (27.9)         5.5
Group Pension Profits                                                       7.5              9.3            15.2         19.2
Retail Brokerage and Investment Banking                                    97.6             99.8           188.4        170.9
Other income                                                               29.3             41.7            67.5         72.0
                                                                      ---------       ----------       ---------    ---------
                                                                          513.2            569.0         1,050.6      1,081.3
                                                                      ---------       ----------       ---------    ---------
BENEFITS AND EXPENSES:
Benefits to policyholders                                                 199.5            194.5           390.2        392.2
Interest credited to policyholders account balances                        27.9             27.0            55.8         55.3
Amortization of deferred policy acquisition costs                          38.0             28.3            70.8         65.5
Dividends to policyholders                                                 56.8             60.6           118.3        115.2
Other operating costs and expenses                                        207.1            226.8           410.5        401.0
                                                                      ---------       ----------       ---------    ---------
                                                                          529.3            537.2         1,045.6      1,029.2
                                                                      ---------       ----------       ---------    ---------
(Loss)/Income before income tax                                           (16.1)            31.8             5.0         52.1
Income tax (benefit)/expense                                               (5.1)             9.5             1.7         16.5
                                                                      ---------       ----------       ---------    ---------
Net (Loss)/Income                                                     $   (11.0)      $     22.3       $     3.3    $    35.6
                                                                      =========       ==========       =========    =========

-----------------------------------------------------------------------------------------------------------------------------

(1) These income statements present the consolidated results of operations of the Company for the periods indicated as will be reported on the Company's filings with the Securities and Exchange Commission.

Exhibit 2

                           PROTECTION PRODUCTS SEGMENT

--------------------------------------------------------------------------------

The "Protection Products" segment represents a wide range of individual life insurance products, including whole life, term life, universal life, variable universal life, last survivor variable life and group universal life. Also included in the Protection Products segment are the: (i) assets and liabilities transferred pursuant to the Group Pension Transaction, as well as the Group Pension Profits, (ii) the Closed Block assets and liabilities, as well as the contribution from the Closed Block, and (iii) the Company's disability income insurance business which was transferred in the DI Transaction.

--------------------------------------------------------------------------------

Exhibit 3
(Unaudited)

                         PROTECTION PRODUCTS SEGMENT (1)
                              INCOME STATEMENT DATA

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Three-Months Ended       Six-Months Ended
                                                                                        June 30,                June 30,
                                                                                   2002         2001       2002         2001
                                                                                   ----         ----       ----         ----
                                                                                      ($ millions)            ($ millions)
------------------------------------------------------------------------------------------------------------------------------------
REVENUES:
Premiums                                                                        $  164.5     $  169.8    $  324.9     $  331.4
Universal life and investment-type product policy fees                              39.8         37.1        75.5         71.6
Net investment income                                                              145.4        151.2       299.1        299.4
Group Pension Profits                                                                7.5          9.3        15.2         19.2
Other income                                                                        (2.6)         8.6         3.2          6.4
                                                                                --------     --------    --------     --------
     Total revenues                                                                354.6        376.0       717.9        728.0
                                                                                --------     --------    --------     --------

BENEFITS AND EXPENSES:
Benefits to policyholders                                                          183.5        184.1       359.5        367.3
Interest credited to policyholder account balances                                  15.0         14.6        30.4         30.1
Amortization of deferred policy acquisition costs                                   30.2         24.3        57.1         55.2
Dividends to policyholders                                                          56.2         59.9       117.1        113.9
Other operating costs and expenses                                                  53.3         68.6       109.9        118.2
                                                                                --------     --------    --------     --------
    Total benefits and expenses                                                    338.2        351.5       674.0        684.7
                                                                                --------     --------    --------     --------
Pre-tax operating income                                                            16.4         24.5        43.9         43.3
Net realized (losses)/gains on investments                                         (16.6)         2.4       (18.6)         4.1
                                                                                --------     --------    --------     --------
Pre-tax (loss)/income                                                           $   (0.2)    $   26.9    $   25.3     $   47.4
                                                                                ========     ========    ========     ========

OPERATING INCOME RECONCILIATION:
Pre tax operating income                                                        $   16.4     $   24.5    $   43.9     $   43.3
Policyholder dividends resulting from closed block realized (losses)/gains          (1.8)         2.1        (2.9)         2.0
                                                                                --------     --------    --------     --------
Operating Income                                                                $   14.6     $   26.6    $   41.0     $   45.3
                                                                                ========     ========    ========     ========

------------------------------------------------------------------------------------------------------------------------------

(1) These income statements present the consolidated results of operations of the Company for the periods indicated as will be reported on the Company's filings with the Securities and Exchange Commission.

                                                                                  Three-Months Ended       Six-Months Ended
                                                                                        June 30,               June 30,
($ millions)                                                                       2002         2001       2002         2001
                                                                                --------     --------    --------     --------
Operating Income                                                                $   14.6     $   26.6    $   41.0     $   45.3
Litigation related charges                                                           5.5            -         5.5            -
Venture Capital losses/(gains)                                                       3.6         (5.0)       (0.3)        (1.0)
                                                                                --------     --------    --------     --------
Operating Income excluding venture capital and litigation related charges       $   23.7     $   21.6    $   46.2     $   44.3
                                                                                ========     ========    ========     ========

Exhibit 4A
(Unaudited)

                             GROUP PENSION PROFIT
                           SUMMARY INCOME STATEMENT

------------------------------------------------------------------------------------------------------------------------------------
                                                                              Three-Months Ended               Six-Months Ended
                                                                                   June 30,                        June 30,
INCOME STATEMENT DATA:                                                       2002            2001            2002            2001
                                                                             ----            ----            ----            ----
                                                                                ($ millions)                     ($ millions)
------------------------------------------------------------------------------------------------------------------------------------
REVENUES:
Policy product fees                                                        $   4.6         $   4.2         $   9.3         $   9.5
Net investment income                                                         22.6            25.8            45.8            53.0
Net realized gains on investments                                              0.3             2.0             0.1             3.6
                                                                           -------         -------         -------         -------
     Total revenues                                                           27.5            32.0            55.2            66.1
                                                                           -------         -------         -------         -------

BENEFITS AND EXPENSES:
Interest credited to policyholder account balances                            16.6            18.6            32.4            37.1
Other operating costs and expenses                                             3.4             4.1             7.6             9.8
                                                                           -------         -------         -------         -------
     Total benefits and expenses                                              20.0            22.7            40.0            46.9
                                                                           -------         -------         -------         -------

     Group Pension Profits                                                 $   7.5         $   9.3         $  15.2         $  19.2
                                                                           =======         =======         =======         =======

         ASSETS AND LIABILITIES TRANSFERRED IN GROUP PENSION TRANSACTION

--------------------------------------------------------------------------------
                                                  June 30,      December 31,
                                                    2002            2001
                                                    ----            ----
                                                        ($ millions)
--------------------------------------------------------------------------------

BALANCE SHEET DATA:
Assets:
General Account
  Fixed maturities                              $  1,334.8      $  1,400.5
  Mortgage loans on real estate                       24.8            26.5
  Cash and cash equivalents                           39.1            19.4
                                                      24.1            24.5
                                                ----------      ----------
      Total general account assets                 1,422.8         1,470.9
Separate account assets                            3,159.1         3,179.5
                                                ----------      ----------
      Total Assets                              $  4,581.9      $  4,650.4
                                                ==========      ==========

Liabilities:
General Account
  Policyholder account balances/and
  other liabilities                             $  1,354.1      $  1,407.0
                                                ----------      ----------
Separate account liabilities                       3,159.1         3,179.5
                                                ----------      ----------
      Total Liabilities                         $  4,513.2      $  4,586.5
                                                ==========      ==========

Exhibit 4B
(Unaudited)

                          CLOSED BLOCK INCOME STATEMENT

------------------------------------------------------------------------------------------------------------------------------------
                                                                            Three-Months Ended               Six-Months Ended
                                                                                  June 30,                        June 30,
                                                                            2002           2001             2002           2001
                                                                            ----           ----             ----           ----
                                                                                ($ millions)                    ($ millions)
------------------------------------------------------------------------------------------------------------------------------------
REVENUES:
Premiums                                                                  $  127.6        $  138.2       $  248.0        $  267.5
Net investment income                                                         98.5            99.1          196.7           199.0
Net realized (losses)/gains on investments                                    (1.8)            2.1           (2.9)            2.0
Other income                                                                   0.5             0.5            0.9             1.0
                                                                          --------        --------       --------        --------
     Total revenues                                                          224.8           239.9          442.7           469.5
                                                                          --------        --------       --------        --------

BENEFITS AND EXPENSES:
Benefits to policyholders                                                    142.7           152.0          274.8           293.4
Interest credited to policyholders account balances                            2.1             2.1            4.2             4.2
Amortization of deferred policy acquisition costs                             12.5            11.0           24.2            32.2
Dividends to policyholders                                                    56.0            59.9          116.2           113.4
Operating costs and expenses                                                   2.0             2.4            3.1             4.1
                                                                          --------        --------       --------        --------
     Total benefits and expenses                                             215.3           227.4          422.5           447.3
                                                                          --------        --------       --------        --------

      Closed Block Profit                                                 $    9.5        $   12.5       $   20.2        $   22.2
                                                                          ========        ========       ========        ========

                       CLOSED BLOCK ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                                    June 30,     December 31,
                                                     2002            2001
                                                     ----            ----
                                                         ($ millions)
--------------------------------------------------------------------------------

BALANCE SHEET DATA:
Assets:
General Account
  Fixed maturities                               $  4,028.2     $  3,868.9
  Mortgage loans on real estate                       566.2          622.1
  Real estate to be disposed of                         8.0              -
  Amounts due from broker                               0.6            6.2
  Policy loans                                      1,120.1        1,144.3
  Cash and cash equivalents                            72.8           56.2
  Premiums receivable                                   9.2           12.5
  Deferred policy acquisition costs                   471.3          500.6
  Other assets                                        225.4          219.3
                                                 ----------     ----------
      Total closed block assets                  $  6,501.8     $  6,430.1
                                                 ==========     ==========

Liabilities:
General Account
   Future policy benefits                        $  6,885.5     $  6,869.8
   Policyholders' account balances                    291.1          292.9
   Other policyholders' liabilities                   157.1          162.2
   Other liabilities                                  223.8          163.9
                                                 ----------     ----------
      Total closed block liabilities             $  7,557.5     $  7,488.8
                                                 ==========     ==========

Exhibit 4C
(Unaudited)

                FIXED MATURITIES BY CREDIT QUALITY - CLOSED BLOCK

PUBLIC FIXED MATURITIES BY CREDIT QUALITY

-----------------------------------------------------------------------------------------------------------------------------------
                                                         As of                                      Year Ended
                                                     June 30, 2002                               December 31, 2001
  NAIC    Rating Agency                 Amortized       % of        Estimated       Amortized          % of         Estimated
 Rating   Equivalent Designation           Cost         Total       Fair Value         Cost            Total        Fair Value
 ------   ----------------------           ----         -----      ----------         ----            -----        ----------
                                                   ($ millions)
-----------------------------------------------------------------------------------------------------------------------------------
   1      Aaa/Aa/A                     $ 1,679.5          76.8%      $ 1,750.6      $ 1,589.1           76.7%       $  1,631.6
   2      Baa                              406.5          18.3%          416.3          391.3           18.8%            399.6
   3      Ba                               113.9           4.5%          101.5           93.1            4.1%             86.2
   4      B                                  5.0           0.2%            5.0            5.0            0.2%              4.9
   5      Caa and lower                                    0.0%                           5.0            0.2%              5.1
   6      In or near default                 4.9           0.2%            4.2            0.6            0.0%              0.5
                                       ---------         -----       ---------      ---------          -----        ----------
          Subtotal                       2,209.8         100.0%        2,277.6        2,084.1          100.0%          2,127.9
          Redeemable preferred stock           -           0.0%              -              -            0.0%                -
                                       ---------           ---       ---------      ---------            ---        ----------

          Total Public Fixed
          Maturities                   $ 2,209.8         100.0%      $ 2,277.6      $ 2,084.1          100.0%       $  2,127.9
                                       =========         =====       =========      =========          =====        ==========

PRIVATE FIXED MATURITIES BY CREDIT QUALITY

------------------------------------------------------------------------------------------------------------------------------------
                                                         As of                                     Year Ended
                                                     June 30, 2002                              December 31, 2001
  NAIC    Rating Agency                Amortized         % of       Estimated       Amortized        % of           Estimated
 Rating   Equivalent Designation          Cost           Total      Fair Value         Cost          Total          Fair Value
 ------   ----------------------          ----           -----      ----------         ----          -----          ----------
                                                   ($ millions)                           ($ millions)
------------------------------------------------------------------------------------------------------------------------------------
   1      Aaa/Aa/A                     $   834.2          49.7%      $   868.8      $   845.3           50.3%       $    875.1
   2      Baa                              765.7          45.4%          795.5          742.5           43.6%            759.5
   3      Ba                                73.0           4.1%           71.9           83.6            4.8%             83.3
   4      B                                 13.4           0.7%           12.8           17.8            1.0%             17.1
   5      Caa and lower                                    0.0%                           7.5            0.3%              6.0
   6      In or near default                 1.6           0.1%            1.6              -            0.0%                -
                                       ---------           ---       ---------      ---------          -----        ----------
          Subtotal                       1,687.9         100.0%        1,750.6        1,696.7          100.0%          1,741.0
          Redeemable preferred stock           -           0.0%              -              -            0.0%                -
                                       ---------           ---       ---------      ---------            ---        ----------

          Total Private Fixed
          Maturities                   $ 1,687.9         100.0%      $ 1,750.6      $ 1,696.7          100.0%       $  1,741.0
                                       =========         =====       =========      =========          =====        ==========

TOTAL FIXED MATURITIES BY CREDIT QUALITY

------------------------------------------------------------------------------------------------------------------------------------
                                                         As of                                     Year Ended
                                                     June 30, 2002                              December 31, 2001
  NAIC    Rating Agency                Amortized         % of       Estimated       Amortized        % of           Estimated
 Rating   Equivalent Designation          Cost           Total      Fair Value         Cost          Total          Fair Value
 ------   ----------------------          ----           -----      ----------         ----          -----          ----------
                                                   ($ millions)                           ($ millions)
------------------------------------------------------------------------------------------------------------------------------------
   1      Aaa/Aa/A                     $ 2,513.6          65.1%      $ 2,619.4      $ 2,434.4           64.8%       $  2,506.7
   2      Baa                            1,172.3          30.1%        1,211.8        1,133.8           29.9%          1,159.1
   3      Ba                               186.9           4.3%          173.4          176.7            4.4%            169.5
   4      B                                 18.4           0.4%           17.8           22.8            0.6%             22.0
   5      Caa and lower                        -           0.0%              -           12.5            0.3%             11.1
   6      In or near default                 6.5           0.1%            5.8            0.6            0.0%              0.5
                                       ---------           ---       ---------      ---------            ---        ----------
          Subtotal                       3,897.7         100.0%        4,028.2        3,780.8          100.0%          3,868.9
          Redeemable preferred stock           -           0.0%              -              -            0.0%                -
                                       ---------           ---       ---------      ---------            ---        ----------

          Total Fixed
          Maturities                   $ 3,897.7         100.0%      $ 4,028.2      $ 3,780.8          100.0%       $  3,868.9
                                       =========         =====       =========      =========          =====        ==========
------------------------------------------------------------------------------------------------------------------------------------

  The Exhibit above includes invested assets in the Closed Block.

Exhibit 5
(Unaudited)

                           PROTECTION PRODUCTS SEGMENT
                 NEW ANNUALIZED AND SINGLE PREMIUMS AND INFORCE

--------------------------------------------------------------------------------------------------------------------
                                                        Three-Months Ended                Six-Months Ended
                                                              June 30,                         June 30,
                                                     2002                2001         2002                2001
                                                     ----                ----         ----                ----
                                                           ($ millions)                     ($ millions)
--------------------------------------------------------------------------------------------------------------------
PROTECTION BUSINESS SALES:
   Traditional life                                 $  0.9              $  0.8      $   1.6              $  0.9
   Term                                               10.2                10.0         21.4                18.4
   Universal life                                     11.3                 7.6         19.0                12.5
   Variable universal life                            10.2                15.9         20.7                28.7
   Corporate owned life insurance                     28.2                13.1         46.5                35.8
   Group universal life                                0.5                 0.4          0.8                 0.8
                                                    ------              ------      -------              ------
  Total                                             $ 61.3              $ 47.8      $ 110.0              $ 97.1
                                                    ======              ======      =======              ======

--------------------------------------------------------------------------------------------------------------------
                                                                                             As of
                                                                               June 30,              December 31,
                                                                                 2002                    2001
                                                                                 ----                    ----

--------------------------------------------------------------------------------------------------------------------

                           Insurance In Force ($ in millions except number of policies)
--------------------------------------------------------------------------------------------------------------------
Traditional Life (1):
  Number of policies (in thousands)                                               846.6                    857.3
   GAAP life reserves                                                       $   7,420.1              $   7,374.8
   Face amounts                                                             $  77,576.4              $  73,678.2

Universal Life:
  Number of policies (in thousands)                                                74.0                     74.7
   GAAP life reserves                                                       $     736.6              $     711.2
   Face amounts                                                             $  10,911.2              $  10,843.6

Variable Universal Life:
  Number of policies (in thousands)                                                67.1                     65.9
   GAAP life reserves                                                       $     792.7              $     772.0
   Face amounts                                                             $  18,651.3              $  18,231.2

Group Universal Life:
  Number of policies (in thousands)                                                42.4                     43.9
   GAAP life reserves                                                       $      67.8              $      66.7
   Face amounts                                                             $   1,506.3              $   1,571.4

Total:
  Number of policies (in thousands)                                             1,030.1                  1,041.8
   GAAP life reserves                                                       $   9,017.2              $   8,924.7
   Face amounts                                                             $ 108,645.2              $ 104,324.4

--------------------------------------------------------------------------------------------------------------------

(1) Consists of whole life and term policies

Exhibit 6
(Unaudited)

                PROTECTION PRODUCTS SEGMENT
           STATUTORY DIRECT PREMIUMS BY PRODUCT

-------------------------------------------------------------------------------------------------------------------------------
                                                                  Three-Months Ended                      Six-Months Ended
                                                                         June 30,                              June 30,
                                                                2002                2001                2002              2001
                                                                ----                ----                ----              ----
                                                                                          ($ millions)
-------------------------------------------------------------------------------------------------------------------------------
LIFE INSURANCE:
  Traditional Life (1):
  First year & single                                         $  44.6             $  46.8              $  84.3          $  87.3
  Renewal                                                       131.7               129.5                242.4            238.0
                                                              -------             -------              -------          -------
           Total                                              $ 176.3             $ 176.3              $ 326.7          $ 325.3
                                                              =======             =======              =======          =======

  Universal Life:
  First year & single                                         $   9.7             $   7.3              $  17.7          $  11.5
  Renewal                                                        23.5                23.3                 47.6             48.8
                                                              -------             -------              -------          -------
           Total                                              $  33.2             $  30.6              $  65.3          $  60.3
                                                              =======             =======              =======          =======

  Variable Universal Life:
  First year & single                                         $  13.2             $  18.1              $  26.7          $  34.6
  Renewal                                                        27.6                22.8                 53.5             44.6
                                                              -------             -------              -------          -------
           Total                                              $  40.8             $  40.9              $  80.2          $  79.2
                                                              =======             =======              =======          =======

Corporate Sponsored Variable Universal Life:
  First year & single                                         $  16.6             $  13.5              $  31.3          $  26.1
  Renewal                                                        13.4                 5.0                 22.5             28.6
                                                              -------             -------              -------          -------
           Total                                              $  30.0             $  18.5              $  53.8          $  54.7
                                                              =======             =======              =======          =======

Group Universal Life:
  First year & single                                         $   0.4             $   0.4              $   0.8          $   1.1
  Renewal                                                         2.5                 2.5                  5.3              5.3
                                                              -------             -------              -------          -------
           Total                                              $   2.9             $   2.9              $   6.1          $   6.4
                                                              =======             =======              =======          =======

   Total life insurance                                       $ 283.2             $ 269.2              $ 532.1          $ 525.9
                                                              =======             =======              =======          =======

-------------------------------------------------------------------------------------------------------------------------------

(1) Consists of whole life and term policies

Exhibit 7

                          ACCUMULATION PRODUCTS SEGMENT

--------------------------------------------------------------------------------

The Accumulation Products segment represents fixed annuities, single premium deferred annuities, immediate annuities, flexible payment variable annuities and proprietary retail mutual funds.

--------------------------------------------------------------------------------

Exhibit 8
(Unaudited)

                          ACCUMULATION PRODUCTS SEGMENT
                              INCOME STATEMENT DATA

-------------------------------------------------------------------------------------------------------------
                                                                   Three-Months Ended       Six-Months Ended
                                                                        June 30,                June 30,
                                                                   2002         2001        2002        2001
                                                                  ------       ------      ------      ------
                                                                     ($ millions)            ($ millions)
-------------------------------------------------------------------------------------------------------------
REVENUES:
Premiums                                                          $  3.3       $  1.1      $  4.8      $  2.4
Universal life and investment-type product policy fees              12.6         14.3        24.7        29.5
Net investment income                                               20.5         19.2        41.7        38.3
Other income                                                        25.8         27.0        51.6        53.2
                                                                  ------       ------      ------      ------
     Total revenues                                                 62.2         61.6       122.8       123.4
                                                                  ------       ------      ------      ------
BENEFITS AND EXPENSES:
Benefits to policyholders                                           12.4          6.0        18.6        11.8
Interest credited to policyholder account balances                  10.8         10.3        21.2        20.6
Amortization of deferred policy acquisition costs                    7.8          4.0        13.7        10.3
Dividends to policyholders                                           0.3          0.3         0.6         0.7
Other operating costs and expenses                                  30.3         29.2        59.4        57.3
                                                                  ------       ------      ------      ------
     Total benefits and expenses                                    61.6         49.8       113.5       100.7
                                                                  ------       ------      ------      ------

Pre-tax operating income                                             0.6         11.8         9.3        22.7
Net realized (loss)/gains on investments                            (7.0)         1.1        (7.2)        2.2
                                                                  ------       ------      ------      ------
Pre-tax (loss)/income                                             $ (6.4)      $ 12.9      $  2.1      $ 24.9
                                                                  ======       ======      ======      ======

-------------------------------------------------------------------------------------------------------------
                                                                  Three-Months Ended        Six-Months Ended
                                                                        June 30,                June 30,
($ millions)                                                       2002         2001        2002        2001
                                                                  ------       ------      ------      ------
Operating Income                                                  $  0.6       $ 11.8      $  9.3      $ 22.7
Litigation related charges                                           1.0            -         1.0           -
Venture Capital losses/(gains)                                       0.8         (0.7)          -        (0.3)
                                                                  ------       ------      ------      ------
Operating Income excluding venture capital and litigation
  related charges                                                 $  2.4       $ 11.1      $ 10.3      $ 22.4
                                                                  ======       ======      ======      ======

Exhibit 9
(Unaudited)

                          ACCUMULATION PRODUCTS SEGMENT
                             ASSETS UNDER MANAGEMENT

--------------------------------------------------------------------------------------------------
                                                 June 30,      June 30,       December 31,
                                                   2002          2001            2001
                                                   ----          ----            ----
                                                      ($ billions)
--------------------------------------------------------------------------------------------------
ACCUMULATION SEGMENT:
Assets under management
  Individual variable annuities                   $  3.5        $  4.0         $  3.9
  Individual fixed annuities                         0.7           0.7            0.7
  Proprietary retail mutual funds                    4.0           4.5            4.4
                                                  ------        ------         ------
                                                  $  8.2        $  9.2         $  9.0
                                                  ======        ======         ======

                                                   Three-Months Ended            Six-Months Ended
                                                        June 30,                      June 30,
                                                   2002          2001            2002         2001
                                                   ----          ----            ----         ----
                                                      ($ billions)                  ($ billions)
RECONCILIATION IN ACCOUNT VALUE:
VARIABLE ANNUITY(1):
  Beginning account value                         $  3.9        $  3.9         $  3.9       $  4.4
  Sales                                              0.1           0.1            0.2          0.2
  Market appreciation                               (0.3)          0.2           (0.3)        (0.2)
  Mortality and expense                             (0.0)         (0.0)          (0.0)        (0.0)
  Surrenders and withdrawals                        (0.1)         (0.1)          (0.2)        (0.2)
                                                  ------        ------         ------       ------
                                                  $  3.5        $  4.0         $  3.5       $  4.0
                                                  ======        ======         ======       ======
ENTERPRISE GROUP OF FUNDS:
  Beginning account value                         $  4.5        $  4.3         $  4.4       $  4.8
  Sales                                              0.3           0.4            0.7          0.7
  Dividends reinvested                               0.0           0.0            0.0          0.0
  Market appreciation                               (0.5)          0.2           (0.5)        (0.4)
  Redemptions                                       (0.3)         (0.3)          (0.6)        (0.6)
                                                  ------        ------         ------       ------
  Ending account value                            $  4.0        $  4.5         $  4.0       $  4.5
                                                  ======        ======         ======       ======

--------------------------------------------------------------------------------------------------

Exhibit 10

                     RETAIL BROKERAGE AND INVESTMENT BANKING

--------------------------------------------------------------------------------

     The Retail Brokerage and Investment Banking segment is comprised of results of the Company's subsidiaries, AGI, Matrix Capital Markets Group ("Matrix") and MONY Securities Corp. ("MSC"). Advest Group Inc, through its subsidiaries, provides diversified financial services including securities brokerage, trading, investment banking, trust and asset management. Matrix is a middle market investment bank specializing in merger and acquisition services for a middle market client base. MSC is a broker dealer which transacts customer trades primarily in securities and mutual funds. In addition to selling the Company's proprietary investment products, MSC provides customers of the Company's protection and accumulation products access to other non-proprietary investment products (including stocks, bonds, limited partnership interests, tax-exempt unit investment trusts and other investment securities).

--------------------------------------------------------------------------------

Exhibit 11
(Unaudited)

                     RETAIL BROKERAGE AND INVESTMENT BANKING
                              INCOME STATEMENT DATA

--------------------------------------------------------------------------------------------
                                                   Three-Months Ended     Six-Months Ended
                                                        June 30,              June 30,
                                                     2002       2001       2002       2001
                                                     ----       ----       ----       ----
                                                      ($ millions)          ($ millions)
--------------------------------------------------------------------------------------------
REVENUES:
Net investment income                               $  3.1     $  2.1     $  5.4     $  3.1
Retail Brokerage and Investment Banking               97.6       99.8      188.4      170.9
Other Income                                           1.0          -        1.0          -
                                                    ------     ------     ------     ------
     Total revenues                                  101.7      101.9      194.8      174.0
                                                    ------     ------     ------     ------

BENEFITS AND EXPENSES:
Other operating costs and expenses                   101.0      104.0      194.9      177.8
                                                    ------     ------     ------     ------
     Total benefits and expenses                     101.0      104.0      194.9      177.8
                                                    ------     ------     ------     ------

Pre-tax operating income/(loss)                        0.7       (2.1)      (0.1)      (3.8)
Net realized losses on investments                       -          -          -       (0.2)
                                                    ------     ------     ------     ------
Pre-tax income/(loss)                               $  0.7     $ (2.1)    $ (0.1)    $ (4.0)
                                                    ======     ======     ======     ======
--------------------------------------------------------------------------------------------

Exhibit 12
(Unaudited)

                     RETAIL BROKERAGE AND INVESTMENT BANKING
                             INCOME STATEMENT DETAIL

                                                             Three-Months Ended                         Six-Months Ended
                                                                   June 30,                                  June 30,
                                                    -----------------------------------       ------------------------------------
                                                         2002                    2001               2002                   2001
                                                    ------------             ----------       ------------             -----------
                                                                ($ millions)                               ($ millions)
REVENUES:
Commissions                                          $    43.0                $   39.6          $    85.4               $   67.4
Interest                                                   9.4                    18.8               18.1                   32.5
Principal transactions                                    24.6                    23.1               47.3                   38.0
Asset management and administration                       13.1                    12.7               26.1                   22.5
Investment banking                                         8.8                     5.0               14.0                    7.4
Other                                                      2.8                     2.7                3.9                    6.0
                                                    ----------               ---------         ----------              ---------
     Total revenues                                      101.7                   101.9              194.8                  173.8
                                                    ----------               ---------         ----------              ---------
EXPENSES:
Compensation                                              57.5                    53.5              110.8                   88.2
Interest                                                   5.9                    12.6               10.5                   22.6
Goodwill and other intangible amortization                 1.1                     2.3                2.1                    3.8
Other                                                     36.5                    35.6               71.5                   63.2
                                                    ----------               ---------         ----------              ---------
     Total expenses                                      101.0                   104.0              194.9                  177.8
                                                    ----------               ---------         ----------              ---------

Pre-tax income/(loss)                                $     0.7                $   (2.1)         $    (0.1)              $   (4.0)
                                                    ==========               =========         ==========               ========

----------------------------------------------------------------------------------------------------------------------------------
                                            ADVEST - NET INTEREST                               ADVEST - NET INTEREST
                                              Three-Months Ended                                   Six-Months Ended
                                   June 30, 2002             June 30, 2001            June 30, 2002              June 30, 2001
                                -----------------         -------------------       ------------------        -------------------
                                                ($ millions)                                        ($ millions)
                                                ------------                                        ------------
Net Interest Income -
Interest Income:
  Brokerage customers (1)       $    4.0    42.6%          $    7.9    42.0%        $    8.1    44.8%         $    14.1     43.4%
  Stock borrowed (1)                 1.2    12.7%               7.3    38.8%             2.4    13.3%              13.5     41.5%
  Investments                          -     0.0%               0.2     1.1%             0.1     0.6%               0.4      1.3%
  Security inventory                 3.0    31.9%               1.9    10.1%             5.2    28.6%               2.8      8.6%
  Other                              1.2    12.8%               1.5     8.0%             2.3    12.7%               1.7      5.2%
                                ----------------           ----------------         ----------------          ------------------
                                $    9.4   100.0%          $   18.8   100.0%        $   18.1   100.0%         $    32.5    100.0%
                                ----------------           ----------------         ----------------          ------------------

Interest Expense:
  Stock loaned (1)                   3.2    54.2%               7.5    59.5%             6.1    58.1%              13.6     60.2%
  Brokerage customers                1.8    30.5%               1.1     8.7%             3.1    29.5%               2.3     10.2%
  Borrowings                         0.8    13.6%               3.9    31.0%             1.0     9.5%               6.6     29.2%
  Other                              0.1     1.7%               0.1     0.8%             0.3     2.9%               0.1      0.4%
                                ----------------           ----------------         ----------------          ------------------
                                     5.9   100.0%              12.6   100.0%            10.5   100.0%              22.6    100.0%
                                ----------------           ----------------         ----------------          ------------------
Net interest income             $    3.5    37.2%          $    6.2    33.0%        $    7.6    42.0%         $     9.9     30.5%
                                ================           ================         ================          ==================

(1) The decrease in interest income from 2001 to 2002 reflected in the line items above entitled "Brokerage customers" and "Stock borrowed", as well as the decrease in interest expense from 2001 to 2002 reflected in the line item "Stock loaned" resulted from the outsourcing of Advest's clearing operation to Wexford which was completed in early 2002. In connection with the outsourcing, Advest entered into an interest-sharing agreement with Wexford which has resulted in lower net interest profits in the current year.

--------------------------------------------------------------------------------

                             ADVEST STATISTICAL DATA

                                                                   As of
                                                                 30-Jun-02
                                                             -------------------
Client Assets (in millions) *                                  $      31.6

Number of Client Accounts (in thousands)                               275


* Includes assets managed under fee-based programs of approximately $6.1 million.

Exhibit 13

                             OTHER PRODUCTS SEGMENT
--------------------------------------------------------------------------------

The Company's Other Products segment primarily consists of an insurance brokerage operation and the Run-Off businesses. The insurance brokerage operation provides the Company's career agency sales force with access to non-variable life, annuity, small group health and specialty insurance products written by other carriers to meet the insurance and investment needs of its customers. The Run-Off Businesses primarily consist of group life and health insurance as well as the group pension business that was not included in the Group Pension Transaction.


--------------------------------------------------------------------------------



                               RECONCILING AMOUNTS
--------------------------------------------------------------------------------

The reconciling amounts include certain benefits for the Company's benefit plans, the results of the holding companies and certain non-recurring items.


--------------------------------------------------------------------------------

Exhibit 14
(Unaudited)

                       OTHER/RECONCILING PRODUCTS SEGMENT
                              INCOME STATEMENT DATA

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Three-Months Ended                        Six-Months Ended
                                                                        June 30,                                 June 30,
                                                               2002                 2001                 2002             2001
                                                               ----                 ----                 ----             ----
                                                                      ($ millions)                             ($ millions)
------------------------------------------------------------------------------------------------------------------------------------
REVENUES:
Premiums                                                   $      2.1            $     2.5             $     4.6        $      4.7
Universal life and investment-type product policy fees            0.1                  0.9                   1.3               0.9
Net investment income                                            12.9                 17.0                  25.4              32.4
Other income                                                      5.1                  6.1                  11.7              12.4
                                                           ----------            ---------             ---------        ----------
     Total revenues                                              20.2                 26.5                  43.0              50.4
                                                           ----------            ---------             ---------        ----------
BENEFITS AND EXPENSES:
Benefits to policyholders                                         3.6                  4.4                  12.1              13.1
Interest credited to policyholder account balances                2.1                  2.1                   4.2               4.6
Dividends to policyholders                                        0.3                  0.4                   0.6               0.6
Other operating costs and expenses                               22.5                 25.0                  46.3              47.7
                                                           ----------            ---------             ---------        ----------
     Total benefits and expenses                                 28.5                 31.9                  63.2              66.0
                                                           ----------            ---------             ---------        ----------

Pre-tax operating loss                                           (8.3)                (5.4)                (20.2)            (15.6)
Net realized loss on investments                                 (1.9)                (0.5)                 (2.1)             (0.6)
                                                           ----------            ---------             ---------        ----------
Pre-tax loss                                               $    (10.2)           $    (5.9)            $   (22.3)       $    (16.2)
                                                           ==========            =========             =========        ==========

------------------------------------------------------------------------------------------------------------------------------------

                                                         Three-Months Ended                            Six-Months Ended
                                                               June 30,                                     June 30,
($ millions)                                        2002               2001                    2002                   2001
                                                  ---------          ---------               ---------              ---------
Operating Loss                                    $    (8.3)         $    (5.4)              $   (20.2)             $   (15.6)
Litigation related charges                              0.3                  -                     0.3                      -
Venture Capital loss/(gains)                            0.3               (0.6)                      -                   (0.2)
                                                  ---------          ---------               ---------              ---------
Operating Loss excluding venture capital          $    (7.7)         $    (6.0)              $   (19.9)             $   (15.8)
                                                  =========          =========               =========              =========

                                   INVESTMENTS

             ALL INVESTMENT DATA PRESENTED IN THE FOLLOWING SECTION
                  INCLUDES INVESTED ASSETS IN THE CLOSED BLOCK

Exhibit 16
(Unaudited)

                        CONSOLIDATED GAAP INVESTED ASSETS

------------------------------------------------------------------------------------------------------------
                                                                    As of                      As of
                                                                June 30, 2002            December 31, 2001
                                                             Carrying      % of         Carrying      % of
                                                              Value        Total         Value        Total
                                                              -----        -----         -----        -----
INVESTED ASSETS                                                               ($ Millions)
------------------------------------------------------------------------------------------------------------
Fixed Maturities, Available for Sale                       $  7,406.3      64.3%      $  6,976.0      62.8%
Fixed Maturities, Held to Maturity                                0.1       0.0%             0.1       0.0%
Equity Securities, Available for Sale                           288.1       2.5%           299.2       2.7%
Mortgage Loans on Real Estate                                 1,757.8      15.2%         1,809.7      16.3%
Policy Loans                                                  1,212.0      10.5%         1,229.0      11.1%
Real Estate to be Disposed Of                                   195.9       1.7%           172.3       1.6%
Real Estate Held for Investment                                  45.3       0.4%            58.5       0.5%
Other Invested Assets                                           122.2       1.1%           116.7       1.0%
Cash and Cash Equivalents                                       494.3       4.3%           441.0       4.0%
                                                           ----------    ------       ----------    ------
    Invested Assets, excluding Trading Securities          $ 11,522.0     100.0%      $ 11,102.5     100.0%
                                                           ==========    ======       ==========    ======

-----------------------------------------------------------------------------------------------------------

The Exhibit above includes invested assets in the Closed Block and excludes Trading Securities in Advest.

Exhibit 17
(Unaudited)
INVESTMENT RESULTS BY ASSET CATEGORY-COMBINED BASIS

---------------------------------------------------------------------------------------------------------------------------
                                                     Three Months Ended       Three Months Ended       Six Months Ended
                                                       June 30, 2002             June 30, 2001          June 30, 2002
                                                    Yield (2)    Amount      Yield (2)    Amount     Yield (1)    Amount
                                                    ---------                ---------               ---------    ------
                                                  ($ millions)             ($ millions)            ($ millions)
---------------------------------------------------------------------------------------------------------------------------
FIXED MATURITIES (4)
Investment Income                                     7.1%     $    125.2         7.4%  $    122.3        7.1%  $    249.1
Realized Gains (losses)                              -0.9%          (16.5)        0.2%         2.8       -0.3%       (11.7)
   Total                                              6.2%     $    108.7         7.6%  $    125.1        6.8%  $    237.4
                                                   ----------------------       ------------------------------------------
Ending Assets                                                  $  7,168.8               $  6,495.1              $  7,168.8
                                                   ----------------------       ------------------------------------------
EQUITY SECURITIES
Investment Income                                    -6.2%     $     (4.6)        7.9%  $      6.4        0.9%  $      1.4
Realized Gains (losses)                              -5.9%           (4.4)       -4.6%        (3.7)      -3.8%        (5.5)
   Total                                            -12.1%     $     (9.0)        3.3%  $      2.7       -2.8%  $     (4.1)
                                                   ----------------------       ------------------------------------------
Ending Assets                                                  $    288.1               $    327.3              $    288.1
                                                   ----------------------       ------------------------------------------
MORTGAGE LOANS
Investment Income                                     8.0%     $     35.3         7.9%  $     34.0        7.8%  $     69.7
Realized Gains (losses)                               0.2%            0.9         0.8%         3.5       -0.2%        (1.6)
   Total                                              8.2%     $     36.2         8.7%  $     37.5        7.6%  $     68.1
                                                   ----------------------       ------------------------------------------
Ending Assets                                                  $  1,757.8               $  1,759.1              $  1,757.8
                                                   ----------------------       ------------------------------------------
REAL ESTATE (3)
Investment Income                                     6.2%     $      3.7         8.4%  $      4.5        9.3%  $     11.0
Realized Gains (losses)                             -11.4%           (6.8)       -1.8%        (1.0)      -8.8%       (10.4)
   Total                                             -5.2%     $     (3.1)        6.6%  $      3.5        0.5%  $      0.6
                                                   ----------------------       ------------------------------------------
Ending Assets                                                  $    241.2               $    217.7              $    241.2
                                                   ----------------------       ------------------------------------------
POLICY LOANS
Investment Income                                     7.0%     $     21.4         6.7%  $     21.0        7.0%  $     42.9
Realized Gains (losses)                               0.0%              -         0.0%           -        0.0%           -
   Total                                              7.0%     $     21.4         6.7%  $     21.0        7.0%  $     42.9
                                                   ----------------------       ------------------------------------------
Ending Assets                                                  $  1,212.0               $  1,252.6              $  1,212.0
                                                   ----------------------       ------------------------------------------
CASH AND CASH EQUIVALENTS
Investment Income                                     2.0%     $      2.6         4.7%  $      7.8        2.0%  $      4.8
Realized Gains (losses)                               0.0%           (0.0)        0.0%         0.0        0.0%        (0.0)
   Total                                              2.0%     $      2.6         4.7%  $      7.8        2.0%  $      4.8
                                                   ----------------------       ------------------------------------------
Ending Assets                                                  $    494.3               $    760.7              $    494.3
                                                   ----------------------       ------------------------------------------
OTHER INVESTED ASSETS
Investment Income                                    18.4%     $      5.7         7.8%  $      2.4       14.9%  $      8.9
Realized Gains (losses)                               4.1%            1.3         4.3%         1.3        2.2%         1.3
   Total                                             22.5%     $      7.0        12.1%  $      3.7       17.1%  $     10.2
                                                   ----------------------       ------------------------------------------
Ending Assets                                                  $    122.2               $    153.7              $    122.2
                                                   ----------------------       ------------------------------------------
TOTAL BEFORE INVESTMENT EXPENSES
Investment Income                                     6.8%     $    189.5         7.2%  $    198.3        7.0%  $    387.8
Realized Gains (losses)                              -0.9%          (25.5)        0.1%         3.0       -0.5%       (27.9)
   Total                                              5.9%     $    163.9         7.3%  $    201.3        6.5%  $    359.9
                                                   ----------------------       ------------------------------------------
Ending Assets                                                  $ 11,284.4               $ 10,966.2              $ 11,284.4
                                                   ----------------------       ------------------------------------------
Other Fee Income                                      0.0%     $      0.8         0.0%  $      1.0        0.0%  $      2.2
Investment expense                                   -0.4%     $    (10.5)       -0.4%  $     (9.9)      -0.4%  $    (20.5)





TOTAL AFTER INVESTMENT EXPENSES
Investment Income                                     6.4%     $    179.8         6.9%  $    189.4        6.6%  $    369.5
Realized Gains (losses)                              -0.9%          (25.5)        0.1%         3.0       -0.5%       (27.9)
   Total                                              5.5%     $    154.3         7.0%  $    192.4        6.1%  $    341.6
                                                   ----------------------       ------------------------------------------
Ending Assets                                                    11,284.4                 10,966.2                11,284.4
                                                   ----------------------       ------------------------------------------
Net unrealized gains (losses) on fixed maturities                   237.6                     32.3                   237.6
                                                   ----------------------       ------------------------------------------
    Total invested assets                                      $ 11,522.0               $ 10,998.5              $ 11,522.0
                                                   ======================       ==========================================

-------------------------------------------------------------------------------------------------------
                                                      Six Months Ended                Year Ended
                                                        June 30, 2001              December 31, 2001
                                                    Yield (1)     Amount        Yield (1)      Amount
                                                    ---------     ------        ---------      ------
                                                  ($ millions)                ($ millions)
-------------------------------------------------------------------------------------------------------
FIXED MATURITIES
Investment Income                                     7.5%      $    247.8        7.3%       $    492.5
Realized Gains (losses)                               0.2%             7.5        0.0%             (2.6)
   Total                                              7.7%      $    255.3        7.2%       $    489.9
                                                    ---------------------------------------------------
Ending Assets                                                   $  6,495.1                   $  6,833.0
                                                    ---------------------------------------------------

EQUITY SECURITIES
Investment Income                                     1.1%      $      1.8      -10.8%       $    (33.9)
Realized Gains (losses)                              -3.2%            (5.3)      -2.5%             (7.8)
   Total                                             -2.2%      $     (3.5)     -13.3%       $    (41.7)
                                                    ---------------------------------------------------
Ending Assets                                                   $    327.3                   $    299.2
                                                    ---------------------------------------------------
MORTGAGE LOANS
Investment Income                                     7.9%      $     69.4        7.8%       $    139.8
Realized Gains (losses)                               0.6%             5.2        0.5%              9.3
   Total                                              8.5%      $     74.6        8.3%       $    149.1
                                                    ---------------------------------------------------
Ending Assets                                                   $  1,759.1                   $  1,809.7
                                                    ---------------------------------------------------
REAL ESTATE (3)
Investment Income                                     6.8%      $      7.3        4.3%       $      9.5
Realized Gains (losses)                              -2.4%            (2.5)      -2.4%             (5.2)
   Total                                              4.4%      $      4.8        1.9%       $      4.2
                                                    ---------------------------------------------------
Ending Assets                                                   $    217.7                   $    230.8
                                                    ---------------------------------------------------
POLICY LOANS
Investment Income                                     6.8%      $     43.0        6.9%       $     86.5
Realized Gains (losses)                               0.0%               -        0.0%                -
   Total                                              6.8%      $     43.0        6.9%       $     86.5
                                                    ---------------------------------------------------
Ending Assets                                                   $  1,252.6                   $  1,229.0
                                                    ---------------------------------------------------
CASH AND CASH EQUIVALENTS
Investment Income                                     5.2%      $     19.5        4.4%       $     29.3
Realized Gains (losses)                               0.0%               -       -0.1%             (0.8)
   Total                                              5.2%      $     19.5        4.3%       $     28.5
                                                    ---------------------------------------------------
Ending Assets                                                   $    760.7                   $    441.0
                                                    ---------------------------------------------------

OTHER INVESTED ASSETS
Investment Income                                     5.9%      $      3.7        8.4%       $      9.1
Realized Gains (losses)                               0.9%             0.6       -4.7%             (5.1)
   Total                                              6.8%      $      4.3        3.7%       $      4.0
                                                    ---------------------------------------------------
Ending Assets                                                   $    153.7                   $    116.7
                                                    ---------------------------------------------------
TOTAL BEFORE INVESTMENT EXPENSES
Investment Income                                     7.1%      $    392.4        6.6%       $    732.8
Realized Gains (losses)                               0.1%             5.5       -0.1%            (12.3)
   Total                                              7.2%      $    397.9        6.5%       $    720.5
                                                    ---------------------------------------------------
Ending Assets                                                   $ 10,966.2                   $ 10,959.4
                                                   ---------------------------------------------------
Other Fee Income                                      0.0%      $      2.2        0.0%       $      5.3
Investment expense                                   -0.4%      $    (21.4)      -0.4%       $    (46.1)

TOTAL AFTER INVESTMENT EXPENSES
Investment Income                                     6.7%      $    373.2        6.2%       $    692.1
Realized Gains (losses)                               0.1%             5.5       -0.1%            (12.3)
   Total                                              6.8%      $    378.7        6.1%       $    679.8
                                                    ---------------------------------------------------
Ending Assets                                                     10,966.2                     10,959.4
                                                    ---------------------------------------------------
Net unrealized gains (losses) on fixed maturities                     32.3                        143.1
                                                    ---------------------------------------------------
    Total invested assets                                       $ 10,998.5                   $ 11,102.5
                                                    ===================================================
-------------------------------------------------------------------------------------------------------

(1) Yields are based on annual average asset carrying values, excluding unrealized gains (losses) in the fixed maturity asset category.
(2) Yields are based on quarterly average asset carrying values, excluding unrealized gains (losses) in the fixed maturity asset category.
(3) Equity real estate income is shown net of operating expenses, depreciation and minority interest.
(4) Trading portfolio balances of $793.2 million and results are excluded from the yield calculation.

  The Exhibit above includes invested assets in the Closed Block.

Exhibit 18A
(Unaudited)

                          FIXED MATURITIES BY CREDIT QUALITY

PUBLIC FIXED MATURITIES BY CREDIT QUALITY

------------------------------------------------------------------------------------------------------------------------------------
                                                        As of                                            Year Ended
                                                    June 30, 2002                                     December 31, 2001
   NAIC   Rating Agency                  Amortized      % of              Estimated        Amortized        % of          Estimated
  Rating  Equivalent Designation            Cost        Total             Fair Value         Cost           Total         Fair Value
  ------  ----------------------            ----        -----             ----------         ----           -----         ----------
                                                        ($ millions)
------------------------------------------------------------------------------------------------------------------------------------
    1     Aaa/Aa/A                      $   3,052.3           74.7%       $  3,173.0       $  2,730.4         73.8%       $  2,806.4
    2     Baa                                 814.2           19.7%            836.1            769.5         20.6%            784.9
    3     Ba                                  193.4            4.3%            183.9            161.9          4.1%            155.3
    4     B                                    39.5            1.0%             40.7             37.9          1.1%             40.8
    5     Caa and lower                         5.0            0.1%              6.0             15.5          0.4%             15.0
    6     In or near default                    8.4            0.2%              6.8              1.8          0.0%              1.9
                                        -----------          -----        ----------       ----------        -----        ----------
          Subtotal                          4,112.8          100.0%          4,246.5          3,717.0        100.0%          3,804.3
          Redeemable preferred stock            1.0            0.0%              1.0              1.0          0.0%              0.9
                                        -----------          -----        ----------       ----------        -----        ----------

          Total Public Fixed
          Maturities                    $   4,113.8          100.0%       $  4,247.5       $  3,718.0        100.0%       $  3,805.2
                                        ===========          =====        ==========       ==========        =====        ==========

PRIVATE FIXED MATURITIES BY CREDIT QUALITY

------------------------------------------------------------------------------------------------------------------------------------
                                                        As of                                            Year Ended
                                                    June 30, 2002                                     December 31, 2001
   NAIC   Rating Agency                  Amortized      % of              Estimated        Amortized        % of          Estimated
  Rating  Equivalent Designation            Cost        Total             Fair Value         Cost           Total         Fair Value
  ------  ----------------------            ----        -----             ----------         ----           -----         ----------
                                                        ($ millions)                                        ($ millions)
------------------------------------------------------------------------------------------------------------------------------------
    1     Aaa/Aa/A                      $   1,094.3           36.0%       $  1,137.6       $  1,077.5         35.1%       $  1,113.7
    2     Baa                               1,605.1           52.7%          1,664.9          1,620.7         51.9%          1,645.8
    3     Ba                                  227.7            7.2%            227.3            270.6          8.5%            269.3
    4     B                                    33.2            1.1%             33.3             63.2          1.9%             62.0
    5     Caa and lower                        12.6            0.4%             12.6             20.2          0.6%             18.6
    6     In or near default                   27.4            0.8%             26.6              4.5          0.2%              5.7
                                        -----------          -----        ----------       ----------        -----        ----------
          Subtotal                          3,000.3           98.2%          3,102.3          3,056.7         98.2%          3,115.1
          Redeemable preferred stock           54.6            1.8%             56.6             54.6          1.8%             55.8
                                        -----------          -----        ----------       ----------        -----        ----------

          Total Private Fixed
          Maturities                    $   3,054.9          100.0%       $  3,158.9       $  3,111.3        100.0%       $  3,170.9
                                        ===========          =====        ==========       ==========        =====        ==========

TOTAL FIXED MATURITIES BY CREDIT QUALITY

------------------------------------------------------------------------------------------------------------------------------------
                                                        As of                                            Year Ended
                                                    June 30, 2002                                     December 31, 2001
   NAIC   Rating Agency                  Amortized      % of              Estimated        Amortized        % of          Estimated
  Rating  Equivalent Designation            Cost        Total             Fair Value         Cost           Total         Fair Value
  ------  ----------------------            ----        -----             ----------         ----           -----         ----------
                                                        ($ millions)                                        ($ millions)
------------------------------------------------------------------------------------------------------------------------------------
    1     Aaa/Aa/A                      $   4,146.6           58.2%       $  4,310.6       $  3,807.9         56.2%       $  3,920.1
    2     Baa                               2,419.3           33.8%          2,501.0          2,390.2         34.8%          2,430.7
    3     Ba                                  421.1            5.6%            411.2            432.5          6.1%            424.6
    4     B                                    72.7            1.0%             74.0            101.1          1.5%            102.8
    5     Caa and lower                        17.6            0.2%             18.6             35.7          0.5%             33.6
    6     In or near default                   35.8            0.4%             33.4              6.3          0.1%              7.6
                                        -----------          -----        ----------       ----------        -----        ----------
          Subtotal                          7,113.1           99.2%          7,348.8          6,773.7         99.2%          6,919.4
          Redeemable preferred stock           55.6            0.8%             57.6             55.6          0.8%             56.7
                                        -----------          -----        ----------       ----------        -----        ----------

          Total Fixed
          Maturities                    $   7,168.7          100.0%       $  7,406.4       $  6,829.3        100.0%       $  6,976.1
                                        ===========          =====        ==========       ==========        =====        ==========

------------------------------------------------------------------------------------------------------------------------------------

  The Exhibit above includes invested assets in the Closed Block.
  Excludes Trading Portfolio Assets.

Exhibit 18B
(Unaudited)

                          FIXED MATURITIES BY INDUSTRY

-------------------------------------------------------------------------------------------------------------------------------

                                                                          As of June 30, 2002
                                                                          -------------------
                                                                              ($ millions)
-------------------------------------------------------------------------------------------------------------------------------

Industry                                              Public           %         Private          %         Total            %
--------                                              ------           -         -------          -         -----            -
Consumer Goods & Services                          $   532.6       12.5%       $   763.8      24.3%     $ 1,296.4        17.5%
Non-Government- Asset/Mortgage Backed                  525.4       12.4%           259.7       8.2%         785.1        10.6%
Public Utilities                                       451.2       10.6%           310.2       9.8%         761.4        10.3%
Other Manufacturing                                    181.9        4.3%           567.3      18.0%         749.2        10.1%
Government & Agency                                    598.5       14.2%             0.0       0.0%         598.5         8.0%
Financial Services                                     234.0        5.5%           352.8      11.2%         586.8         7.9%
Banks                                                  502.0       11.8%            43.3       1.4%         545.3         7.4%
Transportation/Aerospace                               310.3        7.3%           190.5       6.0%         500.8         6.8%
Energy                                                 216.7        5.1%           221.2       7.0%         437.9         5.9%
Nat/Res/Manuf(non-energy)                              100.0        2.4%           252.7       8.0%         352.7         4.8%
Mortgage Backed-Government & Agency                    350.6        8.2%             1.0       0.0%         351.6         4.7%
Media/Adver/Printing                                    43.0        1.0%           106.6       3.4%         149.6         2.0%
Other                                                  108.8        2.6%            16.6       0.5%         125.4         1.7%
Telecommunications                                      82.1        1.9%            13.6       0.4%          95.7         1.3%
Cable Television                                        10.4        0.2%            32.9       1.0%          43.3         0.6%
Bank Holding Companies                                   0.0        0.0%            26.7       0.8%          26.7         0.4%
                                                   --------------------------------------------------------------      ------
    Total                                          $ 4,247.5      100.0%       $ 3,158.9     100.0%     $ 7,406.4       100.0%
                                                   ==============================================================      ======

                                                                         As of December 31, 2001
                                                                         -----------------------
                                                                              ($ millions)
------------------------------------------------------------------------------------------------------------------------------

Industry                                              Public           %         Private          %         Total            %
--------                                              ------           -         -------          -         -----            -
Consumer Goods & Services                          $   463.6       12.2%       $   761.5      24.0%     $ 1,225.1        17.7%
Non-Government- Asset/Mortgage Backed                  523.4       13.8%           269.7       8.5%         793.1        11.4%
Public Utilities                                       436.4       11.4%           303.4       9.6%         739.8        10.6%
Other Manufacturing                                    168.0        4.4%           504.8      15.9%         672.8         9.6%
Government & Agency                                    222.5        5.8%           372.0      11.7%         594.5         8.5%
Financial Services                                     467.8       12.3%            42.4       1.3%         510.2         7.3%
Banks                                                  303.4        8.0%           198.5       6.3%         501.9         7.2%
Transportation/Aerospace                               199.9        5.3%           229.0       7.2%         428.9         6.1%
Energy                                                 406.5       10.7%             0.1       0.0%         406.6         5.8%
Nat/Res/Manuf(non-energy)                               95.1        2.5%           282.7       8.9%         377.8         5.4%
Mortgage Backed-Government & Agency                    293.9        7.7%             1.0       0.0%         294.9         4.2%
Media/Adver/Printing                                    26.7        0.7%           106.2       3.3%         132.9         1.9%
Other                                                  100.4        2.6%            20.3       0.7%         120.7         1.7%
Telecommunications                                      94.3        2.5%            16.6       0.6%         110.9         1.6%
Cable Television                                         1.1        0.0%            33.3       1.1%          34.4         0.5%
Bank Holding Companies                                   2.2        0.1%            29.4       0.9%          31.6         0.5%
                                                   --------------------------------------------------------------      ------
    Total                                          $ 3,805.2      100.0%       $ 3,170.9     100.0%     $ 6,976.1       100.0%
                                                   ==============================================================      ======

The Exhibit above includes invested assets in the Closed Block.
Excludes Trading Portfolio Assets.

Exhibit 18C
(Unaudited)

                     VENTURE CAPITAL PARTNERSHIP INVESTMENTS

VENTURE CAPITAL PARTNERSHIP INVESTMENTS (1):

--------------------------------------------------------------------------------------------------------------------------------
                                                                           As of                      As of
                                                                       June 30, 2002            December 31, 2001
                                                                       -------------            -----------------
                                                                      ($ in millions)            ($ in millions)

--------------------------------------------------------------------------------------------------------------------------------
Equity Method
  Public common stock/Other                                          $           25.2           $            9.0
  Private common stock                                                           60.2                       83.6
                                                                     -----------------          -----------------
     Sub-total                                                                   85.4                       92.6
                                                                     -----------------          -----------------

Cost Method
  Public common stock                                                            31.3                       22.0
  Private common stock                                                          106.0                      115.1
                                                                     -----------------          -----------------
     Sub-total                                                                  137.3                      137.1
                                                                     -----------------          -----------------
Total Venture Capital Partnership Investments                        $          222.7           $          229.7
                                                                     =================          =================

(1) Includes other net assets included on Partnerships' Financial Statements (e.g. cash, receivables, misc. payables, etc.)

VENTURE CAPITAL PARTNERSHIP INVESTMENTS BY SECTOR:

--------------------------------------------------------------------------------------------------------------------------------
                                                                               As of                         As of
                                                                           June 30, 2002               December 31, 2001
                                                                           -------------               -----------------

                                                                       ($ Millions)        %       ($ Millions)            %

--------------------------------------------------------------------------------------------------------------------------------
Information Technology                                               $         107.9     48.4%   $           107.5       46.8%
Domestic LBO                                                                    51.7     23.2%                50.4       22.0%
Life Sciences                                                                   15.3      6.9%                20.0        8.7%
Telecommunications                                                               3.7      1.6%                 8.6        3.7%
International LBO                                                               14.4      6.5%                14.0        6.1%
Merchant Banking                                                                20.9      9.4%                11.9        5.2%
Other                                                                            8.8      4.0%                17.3        7.5%
                                                                     ---------------      ---    -----------------        ---
Total Venture Capital Partnership Investments by Sector              $         222.7    100.0%   $           229.7      100.0%
                                                                     ===============    =====    =================      =====

Exhibit 19
(Unaudited)

             PROBLEM, POTENTIAL PROBLEM AND RESTRUCTURED COMMERCIAL
                           MORTGAGES AT CARRYING VALUE

---------------------------------------------------------------------------------------------------
                                                                  As of                As of
                                                                 June 30,           December 31,
                                                                   2002                 2001
                                                                   ----                 ----
                                                                         ($ millions)
---------------------------------------------------------------------------------------------------
Total Commercial Mortgages                                    $      1,455.1       $      1,507.7
                                                              ==============       ==============

Problem commercial mortgages (1)                                                             16.3
Potential problem commercial mortgages                                  60.6                 64.5
Restructured commercial mortgages                                       33.9                 57.9
                                                              --------------       --------------

Total problem, potential problem and restructured
 commercial mortgages                                         $         94.5       $        138.7
                                                              ==============       ==============

Total problem, potential problem and restructured
 commercial mortgages as % of
 total commercial mortgages                                              6.5%                 9.2%
                                                                         ===                  ===

Valuation allowances/writedowns (2)
 Problem loans                                                $            -       $          4.6
 Potential problem loans                                                 6.5                  8.4
 Restructured loans                                                      4.5                  4.7
                                                              --------------       --------------
Total valuation allowances/writedowns                         $         11.0       $         17.7
                                                              ==============       ==============

Total valuation allowances as a percent of
 problem, potential problem and restructured
 commercial mortgages at carrying value before
 valuation allowances and writedowns                                    10.4%                11.3%
                                                                        ====                 ====

--------------------------------------------------------------------------------

(1) Problem commercial mortgages include delinquent loans and mortgage loans in foreclosure.
(2) Includes impairment writedowns recorded prior to adoption of SFAS No. 114, Accounting by Creditors for Impairment of a Loan.

The Exhibit above includes invested assets in the Closed Block.

Exhibit 20A
(Unaudited)

                               EQUITY REAL ESTATE

---------------------------------------------------------------------------------------
                                                      As of                As of
                                                      -----                -----
                                                     June 30,           December 31,
                                                       2002                 2001
                                                       ----                 ----
                                                             ($ millions)
---------------------------------------------------------------------------------------
TYPE
Real estate                                       $        190.5       $        186.5
                                                  --------------       --------------
  Subtotal                                                 190.5                186.5
Foreclosed                                                  50.7                 44.3
                                                  --------------       --------------
  Total                                           $        241.2       $        230.8
                                                  ==============       ==============

Exhibit 20B
(Unaudited)

                            MORTGAGES AND REAL ESTATE

------------------------------------------------------------------------------
                                 As of                           As of
                             June 30, 2002                 December 31, 2001
                             -------------                 -----------------
                             ($ millions)                     ($ millions)
------------------------------------------------------------------------------
Geographic Region
Southeast                $    449.9      22.6%           $    449.1      22.0%
West                          348.4      17.4%                361.6      17.7%
Northeast                     246.4      12.3%                274.1      13.4%
Mountain                      404.6      20.2%                414.2      20.3%
Midwest                       337.5      16.9%                336.2      16.5%
Southwest                     212.2      10.6%                205.3      10.1%
                         ----------      ----            ----------      ----
                         $  1,999.0       100%           $  2,040.5       100%
                         ==========      ====            ==========      ====


                                 As of                           As of
                             June 30, 2002                 December 31, 2001
                             -------------                 -----------------
                             ($ millions)                     ($ millions)
------------------------------------------------------------------------------

Property Type:
Office Buildings         $    848.5      42.4%           $    873.3      42.8%
Agricultural                  304.0      15.2%                304.9      14.9%
Hotel                         299.8      15.0%                297.8      14.6%
Retail                        149.9       7.5%                138.8       6.8%
Industrial                    157.5       7.9%                156.6       7.7%
Other                         121.6       6.1%                135.1       6.6%
Apartment Buildings           117.7       5.9%                134.0       6.6%
                         ----------      ----            ----------      ----
                         $  1,999.0       100%           $  2,040.5       100%
                         ==========      ====            ==========      ====

The Exhibit above includes invested assets in the Closed Block.

Exhibit 21

(Unaudited)

               HISTORICAL QUARTERLY DATA

----------------------------------------------------------------------------------------------------------------------------------

                                                                       Q2'02           Q1'02            2001            Q4'01
                        ($ millions, except per share amounts)
----------------------------------------------------------------------------------------------------------------------------------
REVENUES:
Premiums                                                            $     169.9     $     164.4     $     695.3      $     194.8
Universal life and investment-type product policy fees                     52.5            49.0           207.2             55.1
Net investment income                                                     181.9           189.7           692.1            146.0
Net realized gains on investments                                         (25.5)           (2.4)          (12.3)           (18.3)
Group pension profits                                                       7.5             7.7            30.7              3.5
Retail Brokerage and Investment Banking                                    97.6            90.8           343.5             90.5
Other income                                                               29.3            38.2           147.1             53.3
                                                                   ---------------------------------------------------------------
   Total revenues                                                         513.2           537.4         2,103.6            524.9
                                                                   ---------------------------------------------------------------
BENEFITS AND EXPENSES:
Benefits to policyholders                                                 199.5           190.7           814.7            218.6

Interest credited to policyholder account balances                         27.9            27.9           110.5             27.3

Amortization of deferred policy acquisition costs                          38.0            32.8           158.8             60.4
Dividends to policyholders                                                 56.8            61.5           236.6             66.9
Other operating costs and expenses                                        207.1           203.4           876.4            285.4
                                                                   ---------------------------------------------------------------
  Total benefits and expenses                                             529.3           516.3         2,197.0            658.6
                                                                   ---------------------------------------------------------------
Income/(Loss) before income taxes and extraordinary item                  (16.1)           21.1           (93.4)          (133.7)

Income tax (benefit)/expense                                               (5.1)            6.8           (32.6)           (46.0)
                                                                   ---------------------------------------------------------------
Net (loss)/income                                                   $     (11.0)    $      14.3     $     (60.8)     $     (87.7)
                                                                   ===============================================================

Net (loss)/income                                                   $     (11.0)    $      14.3     $     (60.8)     $     (87.7)
Realized losses included in the 4th quarter charge                            -               -            13.1             13.1
Net realized gains/(losses) on investments (after-tax)                     15.5             0.9            (1.2)            (0.4)
                                                                   ---------------------------------------------------------------
Operating income/(loss)                                                     4.5            15.2           (48.9)           (75.0)

Other Charges                                                               4.5               -            81.9             81.9
Venture capital loss/(income)                                               3.0            (3.3)            9.1                -
                                                                   ---------------------------------------------------------------
Operating income as adjusted:                                       $      12.0     $      11.9     $      42.1      $       6.9
                                                                   ===============================================================

Number of Shares Used in Per Share Calculations:

 BASIC                                                               47,994,628      48,012,310      48,608,378       47,786,913
 DILUTED                                                             47,994,628      49,737,205      48,608,378       47,786,913

Net (Loss)/Income Per Share:
 BASIC                                                              $     (0.23)    $      0.30     $     (1.25)     $     (1.84)
 DILUTED                                                            $     (0.23)    $      0.29     $     (1.25)     $     (1.84)

Operating income/(loss)
 BASIC                                                              $      0.09     $      0.32     $     (1.01)     $     (1.57)
 DILUTED                                                            $      0.09     $      0.31     $     (1.01)     $     (1.57)

Operating income as adjusted:
 BASIC                                                              $      0.25     $      0.25     $      0.87      $      0.14
 DILUTED                                                            $      0.25     $      0.24     $      0.87      $      0.14






----------------------------------------------------------------------------------------------------------------

                                                                       Q3'01           Q2'01           Q1'01
                        ($ millions, except per share amounts)
----------------------------------------------------------------------------------------------------------------
REVENUES:
Premiums                                                            $     162.0     $     173.4     $     165.1
Universal life and investment-type product policy fees                     50.1            52.3            49.7
Net investment income                                                     172.9           189.5           183.7
Net realized gains on investments                                           0.5             3.0             2.5
Group pension profits                                                       8.0             9.3             9.9
Retail Brokerage and Investment Banking                                    82.1            99.8            71.1
Other income                                                               21.8            41.7            30.3
                                                                   ---------------------------------------------
   Total revenues                                                         497.4           569.0           512.3
                                                                   ---------------------------------------------
BENEFITS AND EXPENSES:
Benefits to policyholders                                                 203.9           194.5           197.7

Interest credited to policyholder account balances                         27.9            27.0            28.3

Amortization of deferred policy acquisition costs                          32.9            28.3            37.2
Dividends to policyholders                                                 54.5            60.6            54.6
Other operating costs and expenses                                        190.0           226.8           174.2
                                                                   ---------------------------------------------
  Total benefits and expenses                                             509.2           537.2           492.0
                                                                   ---------------------------------------------
Income/(Loss) before income taxes and extraordinary item                  (11.8)           31.8            20.3

Income tax (benefit)/expense                                               (3.1)            9.5             7.0
                                                                   ---------------------------------------------
Net (loss)/income                                                   $      (8.7)    $      22.3     $      13.3
                                                                   =============================================

Net (loss)/income                                                   $      (8.7)    $      22.3     $      13.3
Realized losses included in the 4th quarter charge                            -               -               -
Net realized gains/(losses) on investments (after-tax)                      1.4            (0.6)           (1.6)
                                                                   ---------------------------------------------
Operating income/(loss)                                                    (7.3)           21.7            11.7

Other Charges                                                                 -               -               -
Venture capital loss/(income)                                              10.1            (4.1)            3.1
                                                                   ---------------------------------------------
Operating income as adjusted:                                       $       2.8     $      17.6     $      14.8
                                                                   =============================================

Number of Shares Used in Per Share Calculations:

 BASIC                                                               48,642,274      49,363,512      48,720,335
 DILUTED                                                             48,642,274      50,913,099      50,314,782

Net (Loss)/Income Per Share:
 BASIC                                                              $     (0.18)    $      0.45     $      0.27
 DILUTED                                                            $     (0.18)    $      0.44     $      0.26

Operating income/(loss)
 BASIC                                                              $     (0.15)    $      0.44     $      0.24
 DILUTED                                                            $     (0.15)    $      0.43     $      0.23

Operating income as adjusted:
 BASIC                                                              $      0.06     $      0.36     $      0.30
 DILUTED                                                            $      0.06     $      0.35     $      0.29

Exhibit 22

                STATUTORY EXPENSE RATIOS

-------------------------------------------------------------------------------------------------
                                                 Three Months Ending      Six Months Ending
                                                      June 30,                June 30,
                                                      --------                --------
                                                   2002         2001      2002          2001
                                                   ----         ----      ----          ----
-------------------------------------------------------------------------------------------------
PREMIUMS AND DEPOSITS (1) (6) (8):
  MONY Life Insurance Company                    $  191.5    $  201.8   $   371.1    $   404.2
  MONY Life Insurance Company of America            241.0       239.7       435.5        452.5
                                                 --------    --------   ---------    ---------
Total                                            $  432.5    $  441.5   $   806.6    $   856.7
                                                 ========    ========   =========    =========

GENERAL EXPENSES (2) (4) (5) (7):
  MONY Life Insurance Company                    $   52.5    $   60.6   $   133.0    $   117.3
  MONY Life Insurance Company of America             38.7        33.0        65.0         64.5
                                                 --------    --------   ---------    ---------
Total                                            $   91.2    $   93.6   $   178.0    $   181.8
                                                 ========    ========   =========    =========

LESS REAL ESTATE EXPENSES (3):
  MONY Life Insurance Company                    $    5.0    $    2.5   $     8.5    $     4.8
  MONY Life Insurance Company of America              0.8         0.7         1.5          1.3
                                                 --------    --------   ---------    ---------
Total                                            $    5.8    $    3.2   $    10.0    $     6.1
                                                 ========    ========   =========    =========

Expenses (excluding real estate expenses)        $   85.4    $   90.4   $   168.0    $   175.7
                                                 ========    ========   =========    =========

Expenses (excluding real estate expenses) to         19.7%       20.5%       20.8%        20.5%
Net Premiums and Deposits

--------------------------------------------------------------------------------------------------------------
                                                                       As of December 31,
                                                   2001         2000          1999         1998        1997
                                                   ----         ----          ----         ----        ----
--------------------------------------------------------------------------------------------------------------
PREMIUMS AND DEPOSITS (1) (6):
  MONY Life Insurance Company                    $   860.2   $  1,126.8    $    900.0    $   919.8   $ 1,003.0
  MONY Life Insurance Company of America             910.5      1,549.7       1,361.0        774.3       770.6
                                                 ---------   ----------    ----------    ---------   ---------
Total                                            $ 1,770.7   $  2,676.5    $  2,261.0    $ 1,694.1   $ 1,773.6
                                                 =========   ==========    ==========    =========   =========

GENERAL EXPENSES (2) (4) (5) (7):
  MONY Life Insurance Company                    $   240.4   $    261.1    $    247.8    $   308.2   $   355.9
  MONY Life Insurance Company of America             129.7        117.9         106.7         86.7        65.1
                                                 ---------   ----------    ----------    ---------   ---------
Total                                            $   370.1   $    379.0    $    354.5    $   394.9   $   421.0
                                                 =========   ==========    ==========    =========   =========

LESS REAL ESTATE EXPENSES (3):
  MONY Life Insurance Company                    $     9.9   $     22.5    $     34.9    $    56.3   $    86.2
  MONY Life Insurance Company of America               2.6          2.7           2.8          3.2         5.4
                                                 ---------   ----------    ----------    ---------   ---------
Total                                            $    12.5   $     25.2    $     37.7    $    59.5   $    91.6
                                                 =========   ==========    ==========    =========   =========

Expenses (excluding real estate expenses)        $   357.6   $    353.8    $    316.8    $   335.4   $   329.4
                                                 =========   ==========    ==========    =========   =========

Expenses (excluding real estate expenses) to          20.2%        13.2%         14.0%        19.8%       18.6%
Net Premiums and Deposits

--------------------------------------------------------------------------------------------------------------

(1) Full Year Results from Annual Statement Page 4, Line 1 for 2002 and 2001. Includes Lines 1 and 1a for the years prior to 2001.
(2) Full Year Results from Annual Statement Exhibit 5, Line 1.
(3) Full Year Results from Annual Statement Exhibit 5, Line 9.1.
(4) 1998 General Expenses Exclude Year to date Disbursements of $20 million for Y2K and other strategic items.
(5) 1999 General Expenses excludes $59.7 million of early retirement and realignment charge.
(6) Includes transfers to new products series of $16 million and $72 million for three months ended June 30, 2002 and 2001 respectively, $33 million and $143 million for the six month period ended June 30, 2002 and 2001 respectively, and $208 million, $998 million, and $742 million for the years ended December 31, 2001, 2000 and 1999 respectively,
(7) Adjusted to exclude Reorganization and Other Charges of $24.3 million for the year ended December 31, 2001.
(8) Beginning in 2001, contributions relating to contracts issued by an insurer that do not incorporate mortality or morbidity risk (deposit-type contracts) are not reported as premium and deposits, but are accounted for as deposit liabilities. In prior years these amounts were reported as premium and deposits. Contributions for deposit-type contracts of $73.9 million for the year ended December 31, 2001, $33.8 million and $42.5 million for the six months ended June 30, 2002 and 2001, respectively, and $15.4 million and $18.1 million for the three months ended June 30, 2002 and 2001, respectively, have been included as premiums and deposits for purposes of the presentation above.